                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                 --------------------------------------------


                                   FORM 8-K
                                 Annual Report



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: January 22, 1999





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)



          New York                    33-89380-01              37-0152681
-----------------------------  -----------------------  ----------------------
 (State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                 Identification Number)


Mercantile Bank of Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                          62048
-----------------------------------------                   ------------------
 (Address of principal executive offices)                       (Zip Code)


              Registrant's telephone number, including area code:

                                (618) 251-2035


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ITEM 5.     OTHER EVENTS.
            -------------

            The 1998 Annual Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on January 22, 1999.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Annual Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the total year 1998.


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                                   SIGNATURE
                                   ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              Mercantile Bank National Association,
                              Servicer


                              By:      \s\ Keith Roever

                              Name:    Keith Roever
                              Title:   President



Date: January 22, 1999


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number                        Exhibits
------                        --------
   1                          Annual Report to Floating Rate
                              Credit Card Participation Certificates,
                              Series 1995-1, investors for the year 1998.